UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 7, 2021
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Penn National Gaming, Inc.
(Exact Name of Registrant as Specified in Charter)
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Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of Principal Executive Offices, and Zip Code)

610-373-2400
Registrant's Telephone Number, Including Area Code
______________________

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2021, the Board of Directors (the “Board”) of Penn National Gaming, Inc. (the “Company”) increased the size of the Board from eight directors to nine directors and subsequently elected Vimla Black-Gupta to fill the vacancy, subject to customary regulatory approvals. Ms. Black-Gupta was elected as a Class III director with a term expiring at the 2023 annual meeting of shareholders.

Ms. Black-Gupta serves as the Chief Marketing Officer and Executive Vice President of Commercial for a stealth Skin Care Bio Tech startup. She previously served as the Global Chief Marketing Officer of Equinox Fitness Clubs, where she oversaw marketing strategy development and execution on behalf of Equinox and its growing portfolio of 100 global fitness club locations and the Equinox Hotel. Prior to Equinox, Ms. Black-Gupta served as the Senior Vice President of Global Marketing of Bobbi Brown Cosmetics at Estee Lauder where she managed, led and created their product, consumer and digital marketing strategy. Ms. Black-Gupta has also held Executive Global Marketing leadership roles at Procter and Gamble and the Gilette Companies.

The Company has not yet made a determination as to the committees of the Board on which Ms. Black-Gupta will serve. Ms. Black-Gupta shall be eligible to participate in all previously established and disclosed compensation plans in which non-employee directors participate. Such compensation plans are described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 23, 2021. There are no arrangements or understandings between Ms. Black-Gupta and any other person pursuant to which she was selected as a director. Ms. Black-Gupta has not been a party to any transaction involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

On June 7, 2021, the Company issued a press release announcing Ms. Black-Gupta’s election to the Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated June 7, 2021 of Penn National Gaming, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 7, 2021	PENN NATIONAL GAMING, INC.

		By:	/s/ Harper Ko
Harper Ko
Executive Vice President, Chief Legal Officer and Secretary